Exhibit 10.11

APOLLO GROUPSM

Apollo Group Marketing

Universal Affiliate Insertion Order

Purchase Order No.:	Cost Center Code: 10-00682-00

Month of Agreement: June 2012	Insertion Order No.:

1. COMPANY & CONTACT INFORMATION

MEDIA COMPANY MAIN CONTACT INFORMATION

Media Company Name	Professional Diversity Network (“Company”)	Sales Phone	312-827-6444

Company URL	http://www.profusional.com/index.php	Email	jkirsch@prodivnet.com

Company Street Address	150 N. Wacker Drive	Sales Fax

City/State/ZIP Code	60606	Tech Contact	Chad Hoersten

Company Sales Contact	Jim Kirsch	Tech Email	choersten@ihispano.com

2. AUTHORIZED DISTRIBUTION

Authorized Distribution	☐ Company Site(s) only: [list]
☒ Company and Authorized 3rd-Party Affiliate Sites: [list] ALPFA.ORG, LISTA.ORG, BRIGHT.COM, HACE.ORG
☐ Other: [specify)

4. CAMPAIGN COMPONENTS

Order Collection	x☐ By Company (Apollo tracking pixel required) ☐ real time delivery ☐ other:_______
☐ By Apollo (link out)

Required Data Fields	Required “Qualified Lead” datafields are set forth in Exhibit A of the Standard Terms and Conditions.

Order Reject Criteria	All “Non-Qualified Leads” as that term is defined in the Standard Terms and Conditions shall be rejected.

Special Terms	The special terms, if any, set forth on Exhibit A hereto and incorporated herein by this reference, shall apply to the campaign(s) herein described.

4. LEAD PRICING AND SPECIFICATIONS

Start Date 07/01/2012	End Date 07/01/2013	Campaign Code PDN	Campaign Description Co-branded site within iHispano	Lead Cap 1,500	Qualified Lead Fee $100	Total Budget $150,000 per month

• $150,000 a month budget for one year with a 30 day termination • $100.00 will be deducted from invoice for every unique lead less than 1.500 per month.

Creative and Technical Requirements

Required Content asset and format specifications are described on www.apollobrandbuilder.com

Required technical assets and functionality are described on the postings specification document provided to Company by the Apollo affiliate program manager assigned to Company upon execution of this Insertion Order, which specifications are by this reference incorporated herein.

Campaign Duration	Each campaign pursuant to this Insertion Order shall be effective on the “Start Date’ and shall continue in effect until the earlier of such campaign’s: (i) “End Date,” or (ii) date when the “Total Budget” and/or “Lead Cap” has been achieved, and leads delivered after such point shall be Non-Qualified (as defined in the Scope of Services), unless otherwise specifically agreed to herein. Subject to the terms hereof, this Insertion Order and/or any campaign subject hereto may be terminated by either party for any reason upon at least two (2) business days prior written notice. Notwithstanding anything to the contrary in this Insertion Order and/or the Standard Terms and Conditions, Apollo may at any time adjust Company’s Lead Cap allocation hereunder, which adjusted Lead Cap shall be effective immediately upon notice thereof by Apollo.

Billing and Payment Terms

Billing shall be based on Apollo reporting. Apollo and Company shall reconcile in good faith any discrepancies in their respective tracking records ≥10%, provided Apollo reporting shall control in the event of irreconcilable discrepancy.

☒ Company shall invoice Apollo monthly, with payment due to Company no later than thirty (30) calendar days from the date of receipt of the invoice by Apollo.

☐ Company shall invoice Apollo as follows: [insert invoice schedule]

5. GENERAL TERMS

Integration	This insertion Order is subject to the Apollo Marketing Standard Terms and Conditions, Marketing Guidelines, and any Attachments or Amendments hereto, which are each incorporated herein by reference, and which together with this Insertion Order constitute the “Agreement”, and reference to Insertion Order herein shall also include the Agreement. Unless otherwise provided in this Insertion Order, capitalized terms as used herein shall be as defined in the Agreement. Company acknowledges that it has read the Agreement and agrees to be bound by its terms.

6. Authorized

Company Signature: /s/ Rudy Martinez                                                                                                  Date: June 11, 2012

Print Name/Title: Rudy Martinez / EVP of PDN, CEO iHispano

Apollo Signature:           /s/ Arra G. Yerganian

Print Name/Title: Arra G. Yerganian / CMO, Marketing & Brand Strategy

199 Fremont Street., Suite 1800, San Francisco, CA 94105 Phone (415) 896-2123 Fax (415) 358-5922

Email: AffApprovals@aptimus.com                Web Address: http://www.apollogrp.edu/

APOLLO GROUPSM

                         Apollo Marketing

Universal Affiliate Insertion Order EXHIBIT A

The following special terms shall apply to the campaign(s) set forth on the Insertion Order. To the extent any such special term conflicts or varies in any respect with the provisions of the Apollo Marketing Standard Terms and Conditions the following special terms shall control and supersede such conflicting provisions:

1. Agreed modifications to the Apollo Group Marketing Standard Terms and Conditions shall be as follows (by Section reference):

Section

2. Other special terms, if any, shall be as follows: